As filed with the Securities and Exchange Commission on September 26, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 25, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
         --------                       -------                 ----------
(State or other jurisdiction of    (Commission File           (IRS Employer
       incorporation)                   Number)              Identification No.)


7 PENN PLAZA, SUITE 422, NEW YORK, NY                           10001
-------------------------------------                           -----
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 563-1036
                                                          ----------------

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                                                                               2


ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  As previously disclosed by Actrade Financial Technologies Ltd. (the "Company") on a Form 8-K dated September 3, 2003, the Company received a letter (the "Letter"), from persons purportedly holding more than twenty percent (20%) of the Company's outstanding capital stock, requesting a special meeting of the shareholders of the Company and requesting that the Secretary of the Company fix and notice the date for such a meeting. The By-laws of the Company provide that such a meeting may be called in the event at least one-fifth of the votes which all stockholders are entitled to cast at the particular meeting make such a request.

                  One of the signatories to the Letter has now withdrawn its request for a shareholder meeting, thereby reducing the percentage of shareholders requesting a meeting to below the one-fifth threshold set forth in the Company's By-laws. Accordingly, the Company will take no further action in respect of the request contained in the Letter.

                  Separately, on September 25, 2003 the Company and one of its direct U.S. subsidiaries, Actrade Capital Inc. ("Capital"), filed a joint chapter 11 plan and related disclosure statement which in general provides for a distribution of the Company's and Capital's assets to creditors and shareholders. No assurance can be given that the chapter 11 plan will be accepted by the creditors or equity holders of the Company and Capital or approved by the bankruptcy court. Copies of the chapter 11 plan and disclosure statement are filed as Exhibits 2.1 and 2.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                 EXHIBIT NO.        DESCRIPTION
                 -----------        -----------

                 2.1                Chapter 11 Plan dated September 25, 2003

                 2.2                Disclosure Statement dated September 25,
                                    2003

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                                                                               3


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                   By:  /s/ John Fioretti
                                        ---------------------------------------
                                        Name:   John Fioretti
                                        Title:  Chief Restructuring Officer




Dated: September 25, 2003

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                                                                               4


                                  EXHIBIT INDEX


    EXHIBIT                DESCRIPTION
    -------                -----------

     2.1                   Chapter 11 Plan dated September 25, 2003

     2.2                   Disclosure Statement dated September 25, 2003